Principal Funds, Inc.

Supplement dated June 15, 2018
to the Statutory Prospectus dated December 31, 2017
(as supplemented on January 8, 2018, January 30, 2018, and March 16, 2018)

This supplement updates information currently in the Statutory Prospectus. Please retain this supplement for future reference.

FUND SUMMARY FOR DIVERSIFIED REAL ASSET FUND

Delete the second paragraph under Principal Investment Strategies and replace with the following:

In managing the Fund, Principal Global Investors, LLC (“PGI”), the Fund’s investment advisor, determines the Fund's strategic asset allocation among strategies that are executed by multiple sub-advisors. PGI has considerable latitude in allocating the Fund's assets. The Fund will use strategies and sub-advisors to varying degrees and may change allocations, add new or eliminate existing strategies and sub-advisors, and temporarily or permanently reduce allocations from time to time such that the Fund would have little or no assets allocated to a particular strategy or sub-advisor.

The Fund concentrates its investments (invests more than 25% of its net assets) in securities in the real estate and energy/natural resources industries. The Fund invests in U.S. and foreign securities. The Fund may invest in equity securities regardless of market capitalization size (small, medium, or large) and style (growth or value). The fixed income portion of the Fund is not managed to a particular maturity or duration.

FUND SUMMARY FOR DYNAMIC FLOATING RATE HIGH INCOME FUND

On June 12, 2018, the Board of Directors of Principal Funds, Inc. approved the Plan of Liquidation and Termination (the “Plan”) for the Dynamic Floating Rate High Income Fund (the “Fund”). Effective as of the close of the New York Stock Exchange on August 10, 2018, the Fund is no longer available for purchase from new investors. Pursuant to the Plan, the Fund will liquidate on or about October 19, 2018. All outstanding shares will be redeemed at net asset value, proceeds will be sent to shareholders of record, and the Fund will discontinue its operations. In light of the anticipated liquidation, the Fund may deviate from its stated investment objective and strategies.

On or about October 19, 2018, delete all references to the Dynamic Floating Rate High Income Fund from the prospectus.

FUND SUMMARY FOR GLOBAL MULTI-STRATEGY FUND

Delete the first paragraph under Principal Investment Strategies and replace with the following:

Principal Global Investors, LLC ("PGI"), the Fund's investment advisor, seeks to combine diversified investment strategies efficiently and systematically so that the Fund generates a positive total return with relatively low volatility and low sensitivity or correlation to market indices. In managing the Fund, PGI allocates the Fund’s assets among the investment strategies described below, which one or more of the Fund's sub-advisors execute. PGI has considerable latitude in allocating the Fund's assets. The Fund will use strategies and sub-advisors to varying degrees and may change allocations, add new or eliminate existing strategies and sub-advisors, and temporarily or permanently reduce allocations from time to time such that the Fund would have little or no assets allocated to a particular strategy or sub-advisor.

FUND SUMMARY FOR MULTI-MANAGER EQUITY LONG/SHORT FUND

Delete the first paragraph under Principal Investment Strategies and replace with the following:

Under normal circumstances, the Fund invests at least 80% of its net assets, plus any borrowings for investment purposes, in equity securities and derivatives on equity securities, at the time of purchase. Principal Global Investors, LLC (“PGI"), the Fund’s investment advisor, strategically allocates the Fund's assets among investment strategies, which one or more of the Fund’s sub-advisor s execute using various methods such as fundamental analysis and systematic framework. PGI retains considerable latitude in allocating the Fund's assets. The Fund will use strategies and sub-advisors to varying degrees and may change allocations, add new or eliminate existing strategies and sub-advisors, and temporarily or permanently reduce allocations from time to time such that the Fund would have little or no assets allocated to a particular strategy or sub-advisor.

PURCHASE OF FUND SHARES

Effective August 24, 2018, delete the first sentence of the first paragraph and replace it with the following:
Principal Funds, Inc. offers funds in multiple share classes: A, C, J, Institutional, R-1, R-2, R-3, R-4, R-5, R-6, and S.

Add the following after the Small-MidCap Dividend Income Fund section:

Dynamic Floating Rate High Income Fund
The Fund is no longer available for purchase from new investors. The Fund will liquidate on or about October 19, 2018. On that date, delete references to the Dynamic Floating Rate High Income Fund from the prospectus.

Under Procedures for Opening an Account and Making an Investment, delete the information under Class J Shares and replace with the following:

Class J shares are available through registered representatives of:

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Principal Securities, Inc. ("PSI") who are also employees of Principal Life distribution channels used to directly market certain products and services of subsidiaries of Principal Financial Group, Inc. as well as provide retirement plan services and education on topics such as investing and retirement. These PSI registered representatives are with Principal Connection (part of Principal Bank), and

•	Selected broker-dealers that have entered into a selling agreement to offer Class J shares.

Class J shares are also available through an online IRA rollover tool on www.principal.com.

For more information about Class J shares of the Funds, please call Principal Connection at 1-800-243-4380, extension 704.

REDEMPTION OF FUND SHARES

Delete the first four paragraphs of the section and replace with the following:

Under normal circumstances, you may redeem shares of any class of the Fund at any time. There is no fee for any redemption. The Fund Board of Directors has determined that it is not necessary to impose a fee upon the redemption of fund shares, because the Fund has adopted transfer restrictions as described in EXCHANGE OF FUND SHARES.

The shares you redeem will have the NAV per share that is next computed after the Fund receives and accepts your redemption order in proper and complete form. The amount you receive will be reduced by any applicable CDSC except as noted below; see CHOOSING A SHARE CLASS AND THE COSTS OF INVESTING - One-Time Fee - Contingent Deferred Sales Charge ("CDSC") - CDSC Waiver. Your redemption proceeds will generally be sent on the next business day (a day when the NYSE is open for normal business). Although you can redeem your shares at any time, if you purchased shares by check or ACH and subsequently request a redemption of those shares, your redemption proceeds will generally be delayed for seven calendar days after the purchase to allow a sufficient period of time to ensure your recent payment has been cleared by the relevant bank. To redeem shares purchased by check or ACH within the previous seven days, the Funds require redemption requests with respect to those shares to be submitted in writing or by telephone, unless you contact the Fund an make alternate arrangement.

Under unusual circumstances, Principal Funds may suspend redemptions, or postpone payments for more than seven days, as permitted by federal securities law.

The Funds expect to meet redemption requests through holdings of cash or the sale of investments held in cash equivalents. Funds that are included in the cash management program (as described under MANAGEMENT OF THE FUNDS - Cash Management Program) may also meet such requests by selling liquid index futures. In situations in which investment holdings in cash, cash equivalents, or, with respect to funds in the cash management program, index futures, are not sufficient to meet redemption requests, a Fund will typically borrow money through the Fund’s interfund lending facility or through a bank line-of-credit. Funds may also choose to sell portfolio assets for the purpose of meeting redemption requests. Each Fund further reserves the right to distribute “in kind” securities from the Fund’s portfolio in lieu (in whole or in part) of cash under certain circumstances, including under stressed market conditions.

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